SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report November 19, 2004         Commission File Number 1-6364

                          SOUTH JERSEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

              New Jersey                           22-1901645
       (State of incorporation)         (IRS employer identification no.)

                 1 South Jersey Plaza, Folsom, New Jersey 08037
          (Address of principal executive offices, including zip code)

                                 (609) 561-9000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


____ Written communications pursuant to Rule 425 under the Securities Act
                                (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                               (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act
                              (17 CFR 140.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act
                              (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01, "Regulation FD Disclosure."

On November 19, 2004, South Jersey Industries (SJI) issued a press release declaring a quarterly dividend of $0.425 per share. This represents a $.02 per share increase to the quarterly dividend and equates to an annualized dividend of $1.70 per share. The dividend is payable December 30, 2004, to shareholders of record at the close of business December 10, 2004. A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Exhibit Index

(99) Press release, dated: November 19, 2004, issued by South Jersey Industries.

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                                      SJI-1






Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       SOUTH JERSEY INDUSTRIES



                               By:     /s/ David A. Kindlick
                                       ---------------------------------
                                       David A. Kindlick
                                       Vice President & Chief Financial Officer

Date:  November 19, 2004

















                                      SJI-2